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                                                                    EXHIBIT 99.1




                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of D & K Healthcare Resources, Inc. ("Company") on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Hord Armstrong, III, Chairman of the Board and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1.  The Report fully complies with the requirements of Section 13(a) or 15
         (d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Company.


         Dated: February 12, 2003

                                        /s/ J. Hord Armstrong, III
                                        --------------------------

                                        J. Hord Armstrong, III
                                        Chairman of the Board and Chief
                                        Executive Officer


















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         In connection with the Quarterly Report of D & K Healthcare Resources,
Inc. ("Company") on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas S. Hilton, Senior Vice President and Chief Financial Officer of Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


       1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Company.


         Dated:  February 12, 2003

                                      /s/ Thomas S. Hilton
                                      ---------------------

                                      Thomas S. Hilton
                                      Senior Vice President and Chief Financial
                                      Officer



















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